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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 1999




                               LaBranche & Co Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE                       1-15251                    13-4064735
---------------                 ----------------           -------------------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)



ONE EXCHANGE PLAZA, NEW YORK, NY                                    10006
-------------------------------------------                       ----------
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (212) 820-0400


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         Pursuant to Rule 135c of the Securities Act of 1933, as amended, LaBranche & Co Inc., a Delaware corporation (the "Registrant"), is filing as an exhibit to this Current Report on Form 8-K a press release issued by the Registrant on August 19, 1999 announcing its initial public offering and a concurrent debt offering, which press release is specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      EXHIBITS.

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
         99.1     Press release issued August 19, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LABRANCHE & CO INC.



Date: August 19, 1999                         By: /s/ S. Lawrence Prendergast
                                                 -------------------------------
                                              S. Lawrence Prendergast
                                              Executive Vice President, Finance


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                                INDEX TO EXHIBITS


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

Exhibit                           Description
-------                           -----------
99.1                   Press Release issued August 19, 1999.

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